Exhibit 99.1

SMART Global Holdings, Inc. Reports Third Quarter Fiscal 2017 Financial Results

NEWARK, CA – (Marketwired) -- June 22, 2017 - SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the third quarter of fiscal 2017 ended May 26, 2017.

Third Quarter Fiscal 2017 Highlights:

•	Net sales of $207.0 million
•	Gross profit of 47.4 million
•	Net income of $8.0 million
•	Adjusted EBITDA of $29.9 million
•	GAAP diluted EPS of $0.50
•	Pro forma* non-GAAP diluted EPS of $0.62

Net sales for the third quarter of fiscal 2017 were $207.0 million, compared to $172.0 million for the second quarter of fiscal 2017, and $149.6 million for the third quarter of fiscal 2016.

Gross profit for the third quarter of fiscal 2017 was $47.4 million, compared to $37.2 million for the second quarter of fiscal 2017, and $30.6 million for the third quarter of fiscal 2016.

On a GAAP basis, net income for the third quarter of fiscal 2017 was $8.0 million or $0.50 per diluted share, compared to a net loss of $2.3 million or $(0.17) per diluted share for the second quarter of fiscal 2017, and a net loss of $1.3 million, or $(0.10) per diluted share for the third quarter of fiscal 2016.

On a non-GAAP basis, net income was $13.7 million, and on a pro forma* basis, non-GAAP net income was $0.62 per diluted share for the third quarter of fiscal 2017. Non-GAAP net income for the second quarter of fiscal 2017 was $3.5 million or $0.25 per diluted share, and $2.6 million or $0.19 per diluted share for the third quarter of fiscal 2016.

Adjusted EBITDA for the third quarter of fiscal 2017 was $29.9 million, compared to $23.5 million for the second quarter of fiscal 2017, and $17.4 million for the third quarter of fiscal 2016.

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial measures referenced above and a reconciliation of such measures to our nearest GAAP measures.

“The third quarter of fiscal 2017 marks our first quarter having re-emerged as a public company, following the close of our IPO on May 30, 2017.  I am very pleased to report strong financial results with net sales 20 percent higher than the previous quarter, driven by solid performance in both SMART Brazil and our Specialty Memory businesses.  Combined with a sharp focus on disciplined spending, we generated pro forma non-GAAP earnings per share of $0.62, demonstrating the leverage in our business model,” commented Iain MacKenzie, President & Chief Executive Officer of SMART Global Holdings.  “We have multiple structural growth drivers in place, from increasing local content requirements and growing sales of mobile phones in Brazil, to growing demand for new memory technologies especially in datacenter storage and networking applications.  We believe we are well-positioned to deliver strong financial results as we enter the final quarter of this fiscal year and beyond.”

Other Highlights

• Successfully closed an initial public offering (IPO) of 6.1 million ordinary shares at $11.00 per share, including 795,000 shares sold pursuant to the exercise in full of the underwriters' option to purchase additional shares.

• Generated approximately $61.1 million in net proceeds from the IPO

* Pro forma weighted average shares outstanding for computing the diluted per-share calculation reflects 6,095,000 shares issued in our IPO on May 30, 2017, as well as the net exercise of the class A warrants of 1,536,955, each as if they occurred at the beginning of the third quarter of fiscal 2017.

Business Outlook

The following statements are based upon management's current expectations. These statements are forward-looking, and actual results may differ materially. SMART undertakes no obligation to update these statements.

For the fourth quarter of fiscal 2017, SMART expects net sales will be in the range of $205 to $215 million and gross margin is expected to be in the range of 21% to 23%. Net income per diluted share is expected to be in the range of $0.05 to $0.07 on a GAAP basis. On June 2, 2017, SMART used the net proceeds of the IPO to make a mandatory repayment of $61.1 million aggregate principal amount of its outstanding term loans under its Senior Secured Credit Agreement, which will result in an associated non-cash charge in the fourth quarter of approximately $6.7 million.  This non-cash charge will be reflected in “other income/(expense)” in the fourth quarter of fiscal 2017. On a non-GAAP basis, SMART expects net income per diluted share will be in the range of $0.62 to $0.66.

We expect our diluted share count to be 22.4 million shares for the fourth quarter.

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time.

Dial in US toll free +1-866-487-6452 or US toll +1-213-660-0710 using access code 40977486.

A replay of the conference call will be available until July 7, 2017 at www.smartm.com or until June 29 by calling US toll free +1-855-859-2056 or US toll by calling +1-404-537-3406 and using access code 40977486.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industry and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; the success of our strategic initiatives including additional investments in new products and additional capacity; the DRAM market and the temporary nature of pricing trends; customer relationships production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the memory market in Brazil; reduction in or termination  of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; deterioration in or loss of relations with any of our limited number of key vendors;  and other factors and risks detailed in SMART’s final prospectus filed with the Securities and Exchange Commission on May 25, 2017. Such factors and risks as outlined above and in the final prospectus may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART operates in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

The following non-GAAP financial measures are included in this press release, including Adjusted EBITDA, non-GAAP net income, non-GAAP net income per diluted share, non-GAAP diluted EPS and pro forma non-GAAP diluted EPS. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, stock-based compensation expense, restructuring charges and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP, and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein do not include stock-based compensation expense, amortization expense or amortization of non-cash debt discount related to warrants. These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges and gains, as well as any related tax effects, our non-

GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

This release also includes a forward-looking non-GAAP financial measure, non-GAAP net income per diluted share. A reconciliation of this forward looking measure to the most directly comparable GAAP measure is not included because material items that affect this measure, such as the number of shares granted and market price needed to quantify stock-based compensation expense, are not ascertainable at this time without unreasonable effort and/or cannot be reasonably predicted. The effect of these excluded items may be significant.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on Adjusted EBITDA and non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured memory products in multiple geographies. See www.smartgh, www.smartm.com, www.smarth.com or www.smartsscs.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 26, 2017	Feb 24, 2017	May 27, 2016	May 26, 2017	May 27, 2016
Net sales:
Brazil DRAM	$38,028	$28,695	$20,824	$86,051	$67,463
Brazil Mobile Memory	71,216	49,932	58,916	177,359	111,972
Specialty Memory	97,730	93,327	69,869	274,862	208,787
Total net sales	206,974	171,954	149,609	538,272	388,222
Cost of sales (1)	159,599	134,797	118,997	424,030	311,166
Gross profit	47,375	37,157	30,612	114,242	77,056
Operating expenses:
Research and development (1) (2)	8,797	9,948	9,667	28,442	27,763
Selling, general and administrative (1) (2)	17,193	16,434	14,680	49,037	42,963
Management advisory fees	1,000	1,000	1,000	3,000	3,001
Restructuring	—	471	128	457	1,143
Total operating expenses	26,990	27,853	25,475	80,936	74,870
Income from operations	20,385	9,304	5,137	33,306	2,186
Other income (expense):
Interest expense, net	(8,294)	(8,512)	(6,326)	(23,072)	(19,265)
Other income (expense), net	(762)	(1,005)	2,102	(1,664)	730
Total other expense	(9,056)	(9,517)	(4,224)	(24,736)	(18,535)
Income (loss) before income taxes	11,329	(213)	913	8,570	(16,349)
Provision for income taxes	3,371	2,124	2,258	6,156	2,150
Net income (loss)	$7,958	$(2,337)	$(1,345)	$2,414	$(18,499)
Earnings per share:
Basic	$0.57	$(0.17)	$(0.10)	$0.17	$(1.31)
Diluted	$0.50	$(0.17)	$(0.10)	$0.16	$(1.31)
Shares used in computing per-share calculation:
Basic	13,986	13,870	13,832	13,909	14,147
Diluted	15,955	13,870	13,832	15,230	14,147

(1) Includes share-based compensation expense as follows:
Cost of sales	$176	$142	$112	$444	$348
Research and development	(22)	230	181	423	563
Selling, general and administrative	1,235	722	654	2,666	2,059
Total stock-based compensation expense	$1,389	$1,094	$947	$3,533	$2,970

(2) Includes amortization of intangible assets expense as follows:
Research and development	$1,224	$1,224	$1,224	$3,672	$3,672
Selling, general and administrative	1,774	1,723	2,105	5,296	6,275
Total amortization expense	$2,998	$2,947	$3,329	$8,968	$9,947

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 26, 2017	Feb 24, 2017	May 27, 2016	May 26, 2017	May 27, 2016
Reconciliation of gross profit:
GAAP gross profit	$47,375	$37,157	$30,612	$114,242	$77,056
GAAP gross margin	22.9%	21.6%	20.5%	21.2%	19.8%
Add: Share-based compensation included in cost of sales	176	142	112	444	348
Non-GAAP gross profit	$47,551	$37,299	$30,724	$114,686	$77,404
Non-GAAP gross margin	23.0%	21.7%	20.5%	21.3%	19.9%

Reconciliation of operating expenses:
GAAP operating expenses	$26,990	$27,853	$25,475	$80,936	$74,870
Less: Share-based compensation expense included in opex
Research and development	(22)	230	181	423	563
Selling, general and administrative	1,235	722	654	2,666	2,059
Total	1,213	952	835	3,089	2,622
Less: Amortization of intangible assets included in opex
Research and development	1,224	1,224	1,224	3,672	3,672
Selling, general and administrative	1,774	1,723	2,105	5,296	6,275
Total	2,998	2,947	3,329	8,968	9,947
Non-GAAP operating expenses	$22,779	$23,954	$21,311	$68,879	$62,301

Reconciliation of income from operations:
GAAP income from operations	$20,385	$9,304	$5,137	$33,306	$2,186
GAAP operating margin	9.8%	5.4%	3.4%	6.2%	0.6%
Add: Share-based compensation expense	1,389	1,094	947	3,533	2,970
Add: Amortization of intangible assets	2,998	2,947	3,329	8,968	9,947
Non-GAAP income from operations	$24,772	$13,345	$9,413	$45,807	$15,103
Non-GAAP operating margin	12.0%	7.8%	6.3%	8.5%	3.9%

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$3,371	$2,124	$2,258	$6,156	$2,150
GAAP effective tax rate	29.8%	-997.2%	247.3%	71.8%	-13.2%
Tax effect of adjustments to GAAP results	(376)	(365)	(371)	(1,106)	(978)
Non-GAAP provision for income taxes	$3,747	$2,489	$2,629	$7,262	$3,128
Non-GAAP effective tax rate	21.5%	41.4%	50.7%	29.1%	-91.1%

Reconciliation of net income (loss) per share (diluted) and diluted per share amounts:
GAAP net income (loss)	$7,958	$(2,337)	$(1,345)	$2,414	$(18,499)
Adjustments to GAAP net income:
Share-based compensation	1,389	1,094	947	3,533	2,970
Amortization of intangible assets	2,998	2,947	3,329	8,968	9,947
Amortization of debt discount related to warrants	1,733	2,180	—	3,913	—
Tax effect of items excluded from non-GAAP results	(376)	(365)	(371)	(1,106)	(978)
Non-GAAP net income (loss)	$13,702	$3,519	$2,560	$17,722	$(6,560)

Weighted average shares outstanding for calculation of non-GAAP income per share (diluted)	15,955	13,870	13,832	15,230	14,147
Non-GAAP net income per share (diluted)	$0.86	$0.25	$0.19	$1.16	$(0.46)
GAAP income (loss) per share (diluted)	$0.50	$(0.17)	$(0.10)	$0.16	$(1.31)

Pro forma weighted average shares outstanding for computing diluted per-share calculation*	22,050
Pro forma non-GAAP net income per share (diluted)	$0.62
Pro forma GAAP net income per share (diluted)	$0.36

* Assuming IPO closing shares (6,095) on May 30, 2017 were issued and outstanding as of the beginning of Q3'17.

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 26, 2017	Feb 24, 2017	May 27, 2016	May 26, 2017	May 27, 2016
GAAP net income (loss)	$7,958	$(2,337)	$(1,345)	$2,414	$(18,499)
Share-based compensation expense	1,389	1,094	947	3,533	2,970
Amortization of intangible assets	2,998	2,947	3,329	8,968	9,947
Interest expense, net	8,294	8,512	6,326	23,072	19,265
Provision for income tax	3,371	2,124	2,258	6,156	2,150
Depreciation	4,848	6,044	4,380	16,431	13,443
Management advisory fees	1,000	1,000	1,000	3,000	3,001
Debt extension and extinguishment costs*	—	3,130	—	3,130	—
Restructuring	—	471	128	457	1,143
Special retention bonuses	—	—	333	25	1,346
Investment advisory fees	—	134	—	540	—
Obsolete inventory related to restructuring	—	372	—	372	—
Misappropriate product shipment	—	—	—	—	695
Adjusted EBITDA	$29,858	$23,491	$17,356	$68,098	$35,461

* Debt extension costs consist of $1.7 million associated with the amendment of our senior secured term loan and revolving credit facility in November 2016 and debt extinguishment costs represent a $1.4 million on a February 2017 extinguishment.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	May 26,	February 24,	August 26,
	2017	2017	2016
Assets
Current assets:
Cash and cash equivalents	$22,341	$23,341	$58,634
Accounts receivable, net	174,453	138,592	141,036
Inventories	135,489	131,884	103,066
Prepaid expenses and other current assets	15,699	13,346	16,522
Total current assets	347,982	307,163	319,258
Property and equipment, net	52,006	53,902	57,600
Other noncurrent assets	21,936	22,701	19,937
Intangible assets, net	8,001	11,112	16,884
Goodwill	45,360	46,059	44,976
Total assets	$475,285	$440,937	$458,655
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$210,633	$183,331	$197,976
Accrued liabilities	22,130	17,311	14,071
Current portion of long-term debt	13,024	12,162	17,116
Total current liabilities	245,787	212,804	229,163
Long-term debt	197,910	202,744	225,587
Deferred tax liabilities	1,769	2,174	2,677
Other long-term liabilities	2,437	2,507	2,465
Total liabilities	$447,903	$420,229	$459,892
Shareholders’ equity (deficit):
Ordinary shares	420	416	416
Additional paid-in capital	170,502	168,769	145,284
Accumulated other comprehensive loss	(146,540)	(143,519)	(147,523)
Retained earnings (accumulated deficit)	3,000	(4,958)	586
Total shareholders’ equity (deficit)	27,382	20,708	(1,237)
Total liabilities and shareholders’ equity	$475,285	$440,937	$458,655

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Nine Months Ended
	May 26,	February 24,	May 27,	May 26,	May 27,
	2017	2017	2016	2017	2016
Cash flows from operating activities:
Net income (loss)	$7,958	$(2,337)	$(1,345)	$2,414	$(18,499)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	7,846	8,991	7,709	25,399	23,390
Share-based compensation	1,389	1,094	947	3,533	2,970
Provision for doubtful accounts receivable and sales returns	205	18	3	31	(16)
Deferred income tax benefit	(84)	(806)	(1,298)	(1,195)	(1,687)
(Gain) loss on disposal of property and equipment	—	129	54	129	(57)
Extinguishment loss on long-term debt	—	1,386	—	1,386	—
Amortization of debt issuance costs	628	624	763	1,851	2,274
Amortization of debt original issuance discount	119	118	415	660	1,235
Amortization of debt discount	1,733	2,180	—	3,913	—
Changes in operating assets and liabilities:
Accounts receivable	(36,891)	(18,235)	8,776	(33,516)	54,069
Inventories	(4,833)	(35,351)	(2,046)	(31,184)	25,710
Prepaid expenses and other assets	(735)	852	534	741	2,344
Accounts payable	27,525	40,674	(24,727)	11,799	(70,993)
Accrued expenses and other liabilities	3,846	2,036	4,503	7,097	(440)
Net cash provided by (used in) operating activities	8,706	1,373	(5,712)	(6,942)	20,300
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(3,784)	(4,320)	(4,253)	(11,179)	(9,995)
Restricted cash	—	—	—	—	181
Proceeds from sale of property and equipment	425	42	—	467	245
Net cash used in investing activities	(3,359)	(4,278)	(4,253)	(10,712)	(9,569)
Cash flows from financing activities:
Proceeds from long-term debt borrowing	—	—	—	—	5,179
Long-term debt payment	(5,954)	(6,404)	(4,163)	(17,689)	(12,448)
Payment for extinguishment of long-term debt	—	(938)	—	(938)	—
Payment of costs related to initial public offering	(200)	—	—	(200)	(6)
Proceeds from borrowings under revolving line of credit	123,000	105,000	53,500	338,250	172,700
Repayments of borrowings under revolving line of credit	(123,000)	(105,000)	(53,500)	(338,250)	(172,700)
Proceeds from issuance of ordinary shares from share option exercise	348	—	41	348	41
Repurchase of ordinary shares	—	—	—	—	(124)
Net cash used in financing activities	(5,806)	(7,342)	(4,122)	(18,479)	(7,358)
Effect of exchange rate changes on cash and cash equivalents	(541)	(98)	3,450	(160)	1,709
Net increase (decrease) in cash and cash equivalents	(1,000)	(10,345)	(10,637)	(36,293)	5,082
Cash and cash equivalents at beginning of period	23,341	33,686	83,813	58,634	68,094
Cash and cash equivalents at end of period	$22,341	$23,341	$73,176	$22,341	$73,176

For More Information
Investor Contact:
Suzanne Schmidt
IR for SMART Global Holdings, Inc.
(510) 360-8596
ir@smartm.com